UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2023

PARTS ID, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38296	81-3674868
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1 Corporate Drive

Suite C

Cranbury, New Jersey 08512

(Address of principal executive offices, including zip code)

609-642-4700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	ID	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement.

On September 11, 2023, PARTS iD, Inc., a Delaware corporation (the “Company”) entered into a Purchase and Sale of Future Receivables Agreement (the “Riverside Agreement”) with Riverside Capital NY (“RCNY”). Pursuant to the terms of the Riverside Agreement, the Company agreed to sell, and RCNY agreed to purchase, the Company’s right, title and interest in and to $700,000 of the Company’s future receivables, for a purchase price of $500,000. Pursuant to the terms of the Riverside Agreement, the Company agreed to pay RCNY $35,000 each week until such time as RCNY has been repaid.

On September 11, 2023, the Company also entered into a Standard Merchant Cash Advance Agreement (the “Wave Agreement”) with WAVE ADVANCE INC (“WAVE”). Pursuant to the terms of the Wave Agreement, the Company agreed to sell, and WAVE agreed to purchase, the Company’s right, title and interest in and to $700,000 of the Company’s future receivables, for a purchase price of $500,000. Pursuant to the terms of the Wave Agreement, the Company agreed to pay RCNY $35,000 each week until such time as WAVE has been repaid.

The Riverside Agreement and the Wave Agreement each provides for the grant of a junior security interest in the future receivables and other related collateral under the Uniform Commercial Code in accounts and proceeds, subordinated to the indebtedness incurred under that certain Securities Purchase Agreement, dated as of July 14, 2023, by and between the Company and Lind Global Fund II LP, as amended.

Each of the Riverside Agreement and the Wave Agreement contains customary representations, warranties and covenants that are standard for agreements of this type.

The foregoing descriptions of the Riverside Agreement and the Wave Agreement, respectively, are not complete and are subject to, and qualified in their entirety by reference to, the full texts of the Riverside Agreement and the Wave Agreement, respectively, which will be filed as exhibits to the Company’s next Quarterly Report on Form 10-Q.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed as part of this report:

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 15, 2023

PARTS ID, INC.

By:	/s/ Lev Peker
	Name:	Lev Peker
	Title:	Chief Executive Officer

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